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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 18, 1999


                      Sears Credit Account Master Trust II
                      ------------------------------------
               (Exact name of registrant as specified in charter)



       Illinois                   0-24776                      Not Applicable
       --------                   -------                      --------------
      (State of                 (Commission                    (IRS Employer
     Organization)              File Number)                 Identification No.)


c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                               19807
--------------------                                               -----
(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:  (302) 434-3176
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.       Other Events

              Series 1999-3. On November 18, 1999, the registrant made available to investors a prospectus supplement, dated November 15, 1999, and prospectus, dated November 15, 1999, with respect to the issuance of $400,000,000 aggregate principal amount of 6.45% Class A Master Trust Certificates, Series 1999-3, of the Sears Credit Account Master Trust II (the "Trust"), pursuant to the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended, among SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and Bank One, National Association (formerly The First National Bank of Chicago) as Trustee (the "Trustee"), and the Series Supplement to be dated as of November 23, 1999, among SRFG as Seller, Sears as Servicer and the Trustee.

              In connection with the issuance of Series 1999-3, (i) Steven M. Cook, Deputy General Counsel, Transactions and Securities, of Sears, Roebuck and Co. has delivered an opinion to SRFG, dated November 18, 1999, regarding the legality of the 6.45% Class A Master Trust Certificates, Series 1999-3, upon issuance and sale thereof on November 23, 1999; and (ii) Latham & Watkins, counsel to SRFG and Sears, has delivered an opinion to SRFG and Sears, dated November 19, 1999, as to certain federal tax matters concerning the 6.45% Class A Master Trust Certificates, Series 1999-3. A copy of the opinion as to legality is attached as Exhibit 5, and a copy of the opinion as to certain tax matters is attached as Exhibit 8.

Item 7.       Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 5 Opinion of Steven M. Cook, Deputy General Counsel, Transactions and Securities of Sears, Roebuck and Co.

Exhibit 8 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates of Series 1999-3.

Exhibit 23-1 Consent of Steven M. Cook, Deputy General Counsel, Transactions and Securities of Sears, Roebuck and Co. (included in Exhibit 5).

Exhibit 23-2  Consent of Latham & Watkins (included in Exhibit 8).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Sears Credit Account Master Trust II
                                      (Registrant)


                                   By:  SRFG, Inc.
                                        (Originator of the Trust)



Date:  November 19, 1999           By:  /s/  George F. Slook
                                        --------------------
                                        George F. Slook
                                        President and Chief Executive Officer












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                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------

Exhibit 5 Opinion of Steven M. Cook, Deputy General Counsel, Transactions and Securities of Sears, Roebuck and Co.

Exhibit 8 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates of Series 1999-3.

Exhibit 23-1 Consent of Steven M. Cook, Deputy General Counsel, Transactions and Securities of Sears, Roebuck and Co. (included in Exhibit 5).

Exhibit 23-2  Consent of Latham & Watkins (included in Exhibit 8).
















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